Exhibit 10.1

AMENDMENT TO TERRITORY LICENSE AND SUPPLY AGREEMENTS

This Amendment to the Territory License Agreement and the Supply Agreement previously executed by the parties and referenced below (the “Amendment”) effective as of April 1, 2010 (the “Amendment Effective Date”), by and between Molecular Insight Pharmaceuticals, Inc. (“MIP”), having an office at 160 Second Street, Cambridge, MA 02142 USA, and BioMedica Life Sciences S.A., (“BioMedica”) having an office at 4 Papanikoli Street, 15232 Halandri, Athens, Greece, each referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, MIP and BioMedica have previously entered into a license agreement exclusive in specific territories for certain rights to somatostatin analogs, dated September 1, 2009 (the “Territory License Agreement”);

WHEREAS, MIP and BioMedica pursuant to the Territory License Agreement have previously entered into a second agreement dated October 7, 2009, for the sourcing of the somatostatin analog DOTATOC, and for supply of radiolabeled therapeutic doses of same, sold under the brand Onalta™ (the “Supply Agreement”);

WHEREAS, MIP and BioMedica each desire to modify the Territory License Agreement and the Supply Agreement as set forth below;

NOW, THEREFORE, in consideration of the promises and of the faithful performance of the covenants herein contained, the parties hereto are in accord that the Territory License Agreement and Supply Agreement are hereby amended as follows:

IN THE SUPPLY AGREEMENT:

SECTION 3.2 AND SECTION 3.2.1 WHICH CURRENTLY READ:

3.2 Pricing Commitment. The agreed upon pricing for the Compound and the Product shall be as follows:

3.2.1 Pricing Years 1-5 of Term

•	Compound Transfer Price is set at ****** per Dose

•	Product for clinical trials is set ****** Dose

•

Product Transfer Price. The BIOMEDICA price per dose of the Product will be determined by the national competent authority of each country of the Territory in which the Product will be launched. If the price per dose for the Product by the national

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competent authority is set below ****** then the Parties will renegotiate in good faith the transfer price for Product in that country in the Territory.

Price Per Dose*	Transfer Price	Percentage of Onalta Price Per Dose**
******	******	******
******	******	******
******	******	******
******	******	******
******	******	******
******	******	******
******	******	******
******	******	******
******	******	******
******	******	******
******	******	******
* Minimum transfer price is set at ****** for the initial five year period ** Governing equation

IS AMENDED AS FOLLOWS:

3.2 Pricing Commitment. The agreed upon pricing for the Compound and the Product shall be as follows:

3.2.1 Pricing Years 1-5 of Term

3.2.1.1 In the event that Biomedica is required to sell Product or Kits through a distributor (e.g.: Turkey, Saudi Arabia, etc.), both parties (MIP and Biomedica) will reduce their prices equally by up to ****** to accommodate any distributor margin. For purposes of clarity, this distributor price reduction will not apply to ******

3.2.1.2 During the initial launch period starting April 1, 2010 and extending to no later than September 30, 2011, the following pricing structure shall apply:

3.1.2.2(a) Single dose Onalta kits shall be purchased by BIOMEDICA from MIP or its designee at a transfer price to BIOMEDICA of not less than ****** per kit or ****** of the final net selling price per kit, whichever is greater. Any kit purchased by BIOMEDICA for the purpose of fulfilling the credit provided by BIOMEDICA to customers as part of the return/exchange program initiated jointly by the parties and Bachem, shall reflect an adjusted transfer price to BIOMEDICA of not less than ****** per kit or ****** of the

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final net selling price per kit, whichever is greater. Adjustments to transfer prices for any kits purchased in connection with the return/exchange program shall be made in the form of credits to BIOMEDICA, pursuant to Section 3.1.2.2(c).

3.1.2.2(b) Product shall be purchased by BIOMEDICA from MIP or its designee at a transfer price to BIOMEDICA of not less than ****** per dose of Product or not less than ****** of the final net market price of Product, whichever is greater. Product purchased by BIOMEDICA for the purpose of fulfilling orders as part of the return/exchange program, shall be entitled to a ****** per dose credit. Adjustments to transfer prices for any Product purchased in connection with the return/exchange program shall be made pursuant to Section 3.1.2.2(c).

3.1.2.2(c) For such transfer pricing adjustments to apply, BIOMEDICA will provide to MIP within 5 business days following the end of each month, a written report identifying (i) the name each customer that participated in the exchange program during the prior month, (ii) the quantity of peptide returned by that customer, and (iii) confirmation the customer is eligible for participation in the exchange program. MIP shall apply any credit to BIOMEDICA’s account in the month the report is received by MIP.

3.1.2.2(d) During the period of April 1, 2010 to September 30, 2011, BIOMEDICA shall provide monthly written summaries of all sales of Onalta kits and/or Product, which shall identify (i) the names of all customers, (ii) the quantity of kits or Product purchased, and (iii) the final sales price to those customers. If such reports indicate that MIP’s margin on transfer price needs upward adjustment in view of Sections 3.1.2.2(a and b), then MIP shall invoice BIOMEDICA for the difference between the stated and adjusted transfer price as appropriate, and such invoice shall be due and payable upon receipt by BIOMEDICA. During this period, the parties shall also confer no less than quarterly, to review the market for the Product in the Territory. Upward adjustments in pricing shall be implemented as agreed by both parties, as soon as market conditions permit.

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3.2.2 Beginning October 1, 2011 and through year 5 of the Term, the following pricing structure shall apply:

•	Compound Transfer Price is set at ****** per Dose

•	Product for clinical trials is set at ****** per Dose

•

Product Transfer Price. The BIOMEDICA price per dose of the Product will be determined by the national competent authority of each country of the Territory in which the Product will be launched. If the price per dose for the Product by the national competent authority is set below ****** then the Parties will renegotiate in good faith the transfer price for Product in that country in the Territory.

Price Per Dose*	Transfer Price	Percentage of Onalta Price Per Dose**
******	******	******
******	******	******
******	******	******
******	******	******
******	******	******
******	******	******
******	******	******
******	******	******
******	******	******
******	******	******
******	******	******
* Minimum transfer price is set at ****** for the initial five year period except for the period of April 1, 2010 through October 31, 2011 ** Governing equation

SECTION 3.3. WHICH CURRENTLY READS:

3.3 Advance Payment on Inventory. BIOMEDICA shall provide MIP advance payments for Inventory on the following quarterly schedule, payable within 10 business days of the start of each quarter:

•	Qtr-4 2009 ******

•	Qtr-1 2010 ******

•	Qtr-2 2010 ******

•	Qtr-3 2010 ******

•	Qtr-4 2010 ******

•	Qtr-1 2011 ******

•	Qtr-2 2011 ******

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IS AMENDED AS FOLLOWS:

3.3 Advance Payment on Inventory. BIOMEDICA shall provide MIP advance payments for Inventory on the following quarterly schedule, payable within 10 business days of the start of each quarter:

•	Qtr-4 2009 ******

•	Qtr-1 2011 ******

•	Qtr-2 2011 ******

•	Qtr-3 2011 ******

•	Qtr-4 2011 ******

•	Qtr-1 2012 ******

•	Qtr-2 2012 ******

If at any time during the Term the parties agree that market conditions for Product indicate an increased demand, or will support price increases relative to the Product, then all remaining advance payments on inventory shall accelerate by one year to conform to the original schedule.

SECTION 9.2 WHICH CURRENTLY READS:

9.2 Entire Agreement. This Agreement sets forth the entire understanding of the Parties with respect to the subject matter hereof and supersedes all prior agreements, written and oral, between the Parties. No modification of any of the terms of this Agreement shall be deemed to be valid unless it is in writing and signed by the Party against whom enforcement is sought. No course of dealing or usage of trade shall be used to modify the terms and conditions herein.

IS AMENDED AS FOLLOWS:

9.2 Entire Agreement. This Agreement including the Territory License Agreement and this Amendment sets forth the entire understanding of the Parties with respect to the subject matter hereof and supersedes all prior agreements, written and oral, between the Parties. No modification of any of the terms of this Agreement shall be deemed to be valid unless it is in writing and signed by the Party against whom enforcement is sought. No course of dealing or usage of trade shall be used to modify the terms and conditions herein.

IN THE TERRITORY LICENSE AGREEMENT:

SECTION 5.2.1. WHICH CURRENTLY READS:

5.2.1 ****** shall be due three (3) months after a first sale of the Compound following EMEA approval for or consent to compassionate use of the Compound.

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IS AMENDED AS FOLLOWS:

5.2.1 ****** shall be due eighteen (18) months after a first sale of the Compound following EMEA approval for, or consent to compassionate use of the Compound. If at any time during the Term the parties agree that market conditions for Product indicate an increased demand or will support price increases for the Product, then this payment shall be accelerated by six months and accordingly will be due twelve months following any first sale.

SECTION 15.12 WHICH CURRENTLY READS:

15.12. Entire Agreement. This Agreement shall supersede any prior agreement between the Parties and constitutes the entire understanding of the Parties relating to the matters referred to herein, and may only be amended by a written document, duly executed on behalf of the respective Parties. However, the terms of the Novartis License Agreement shall prevail over any conflicting terms contained in this Territory License Agreement.

IS AMENDED AS FOLLOWS:

15.12. Entire Agreement. This Agreement, including the Supply Agreement and this Amendment shall supersede any prior agreement between the Parties and constitutes the entire understanding of the Parties relating to the matters referred to herein, and may only be amended by a written document, duly executed on behalf of the respective Parties. However, the terms of the Novartis License Agreement shall prevail over any conflicting terms contained in this Territory License Agreement.

Except as herein amended, all terms, covenants and provisions of the Territory License Agreement and Supply Agreement are and shall remain in full force and effect and all references to the Territory License Agreement and Supply Agreement shall hereafter refer to and include this Amendment, which shall be deemed incorporated into, and part of, the Territory License Agreement and Supply Agreement.

*****

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by duly authorized representatives on the respective dates set forth below by each such representative.

MOLECULAR INSIGHT PHARMACEUTICALS, INC.		BIOMEDICA LIFE SCIENCES S.A.,

By:		By:

Name:	Daniel L. Peters	Name:	Ioannis Vytsaras

Title:	Chief Executive Officer	Title:	Chief Executive Officer

Date:	4/22/10	Date:	4/28/10